                             MASTER MERGER AGREEMENT
                             -----------------------


     THIS MASTER MERGER AGREEMENT (this "Agreement") is made and entered into as of April 28, 1996, by and among ASTHMA & ALLERGY CAREAMERICA, INC., a Delaware corporation ("AACA"); AACA's parent company, VIVRA INCORPORATED, a Delaware corporation ("VIVRA"); VIVRA's newly formed, wholly owned subsidiary ASTHMA & ALLERGY CAREAMERICA OF FLORIDA, INC., a Florida corporation ("AACAF"); BRENNAN, MARTELL AND MIRMELLI, M.D.'S, P.A., a Florida professional service corporation ("BM&M"); BM&M's shareholders, FRANK R. MARTELL, M.D., an individual resident of Florida ("Martell"), and PHILIP C. MIRMELLI, M.D., an individual resident of Florida ("Mirmelli") (with Martell and Mirmelli being collectively referred to herein as the "Physicians"); AACA's newly formed, wholly owned subsidiary AACA - AAI ACQUISITION, INC., a Florida corporation ("AACA-AAI"); ALLERGY & ASTHMA INSTITUTE OF SOUTH FLORIDA, P.A., a Florida professional service corporation ("AAI"); and the Physicians as AAI's shareholders.


                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, BM&M owns and operates an allergy, asthma and immunology practice with its principal office located at 201 N. University Drive, #103, Plantation, Florida 33324, together with any satellite locations in the South Florida area (collectively the "BM&M Business");

     WHEREAS, the Physicians own all of the outstanding stock of BM&M;

     WHEREAS, AAI owns and operates an allergy, asthma and immunology practice with its principal office located at 3661 South Miami Avenue, Miami, Florida 33133, together with any satellite locations in the Miami, Florida area (collectively the "AAI Business");

     WHEREAS, the Physicians own all of the outstanding stock of AAI;

     WHEREAS, the parties wish to merge AACAF with and into BM&M (the "First Merger"), with BM&M being the surviving corporation in the First Merger;

     WHEREAS, the parties wish to merge AACA-AAI with and into AAI (the "Second Merger"), with AAI being the surviving corporation in the Second Merger (with the First Merger and the Second Merger being referred to hereinafter, individually, as a "Merger" and, collectively, as the "Mergers");

     WHEREAS, VIVRA desires to operate the BM&M Business and the AAI Business (referred to hereinafter, individually, as a "Business" and, collectively, as the "Businesses") through BM&M under the name "Asthma & Allergy CareAmerica of Florida, Inc." and intends following the Mergers, to cause AAI to merge with and into BM&M, with BM&M, so renamed, being the surviving corporation (with BM&M, as the surviving corporation of such merger, being sometimes referred to hereinafter as "Newco" and with such merger being referred to hereinafter as the "Newco Merger");

     WHEREAS, the Physicians have no objection to the proposed Newco Merger and name change;

     WHEREAS, for federal income tax purposes, it is intended that each of the Mergers and the Newco Merger shall qualify as a "reorganization" within the provisions of Section 368 of the Internal Revenue Code of 1986, as amended;

     WHEREAS, for accounting purposes, it is intended that each of the Mergers and the Newco Merger shall be accounted for as a pooling of interests;

     NOW, THEREFORE, in consideration of these premises and the agreements contained herein, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

SECTION 1.  THE MERGERS.
            -----------

     1.1  AGREEMENTS TO MERGE.  On the terms, subject to the conditions, and for
          -------------------
the consideration stated herein, in that certain Agreement and Plan of Merger of even date by and among VIVRA, AACA, BM&M, AACAF and the Physicians (the "BM&M Merger Agreement") and in that certain Agreement and Plan of Merger of even date by and among VIVRA, AACA, AAI, AACA-AAI and the Physicians (the "AAI Merger Agreement") (with the BM&M Merger Agreement and the AAI Merger Agreement being collectively referred to herein as the "Merger Agreements"), each of the parties hereto, insofar as applicable to such party, agrees that AACAF shall be merged into BM&M as contemplated in the BM&M Merger Agreement with BM&M being the first surviving corporation (the "First Surviving Corporation"), and each of the parties hereto, insofar as applicable to such party agrees that AACA-AAI shall be merged into AAI as contemplated in the AAI Merger Agreement with AAI being the second surviving corporation (the "Second Surviving Corporation"). The Mergers shall become effective as of the "Effective Time" (as hereinafter defined). Each of the parties agrees that the First Surviving Corporation shall become a subsidiary of AACA as provided in the BM&M Merger Agreement.

     1.2  EFFECTIVE TIME OF MERGERS.  At the "Closing" (as hereinafter defined),
          -------------------------
the parties shall execute and deliver all agreements and documents as contemplated in the Merger Agreement applicable to each Business to effect its respective Merger in accordance with all appropriate legal requirements as required by the Florida Business Corporation Act to be effective at the time and date contemplated in the Merger Agreements (such time being referred to as the "Effective Time").

SECTION 2.  THE CLOSING.
            -----------

     2.1  CLOSING AND CLOSING DATE.  The Closing (the "Closing") of the Mergers
          ------------------------
and the execution and delivery of the agreements and documents contemplated by each of the Merger Agreements and this Agreement shall take place on or before April 28, 1996, at 10:00 a.m. E.D.T., at the offices of Akerman, Senterfitt & Eidson, 28th Floor, SunTrust International Center, One Southeast Third Avenue, Miami, Florida, 33131 or at such other place and time as may be deemed appropriate by the parties hereto. At the Closing, the parties will execute and deliver all agreements and documents and take such action as contemplated in the Merger Agreements and in this Agreement.

     2.2  SIMULTANEOUS CLOSINGS.  The parties acknowledge and agree that the
          ---------------------
closings of all of the transactions contemplated by each of the Merger Agreements shall constitute conditions precedent to AACA's obligations to close the transactions contemplated by the other Merger Agreement, such that failure to close the transactions contemplated under one Merger Agreement shall serve to terminate automatically the other Merger Agreement unless all parties to the Merger Agreements and this Agreement shall agree otherwise.

SECTION 3.  CONDITIONS OF CLOSING.
            ---------------------

     In addition to the conditions set forth in Section 2.2 above, all obligations which are to be satisfied or performed under the Merger Agreements at the Closing are subject to certain conditions set forth in the Merger Agreements and are subject to the performance by the parties of the actions set forth herein.

     3.1  NEWCO MERGER AGREEMENT.  At the Closing, AACA, AAI and BM&M, in
          ----------------------
anticipation of AAI's and BM&M's becoming subsidiaries of AACA after the Effective Time, shall enter into an Agreement and Plan of Merger substantially in the form attached as Exhibit 3.1 hereof (the "Newco Merger Agreement") to
                        -----------
effect the merger of the Businesses to be operated as Newco immediately after the Effective Time, with the Newco Merger being effective at the time and date contemplated in the Newco Merger Agreement (the "Newco Effective Time").

     3.2  GOVERNANCE OF NEWCO.  In anticipation of BM&M's being operated as
          -------------------
Newco, the BM&M Board of Directors shall have adopted the Action of the Board of Directors Taken by Written Consent in Lieu of a Meeting in the form attached on
Exhibit 3.2(i) hereof (the "Action") pursuant to which the Bylaws attached to
- --------------
the Action will be adopted. At the Closing, in anticipation of becoming Newco's sole shareholder following the consummation of the Newco Merger, AACA shall certify that, subject to Newco's meeting or exceeding the performance standards set forth on Exhibit 3.2(ii) hereof (the "Performance Standards"), (which
             ---------------
performance shall be determined on an annual basis at Newco's annual meeting as provided in the Bylaws), AACA shall continue to elect Martell (or Frank J. Martell, M.D. if he shall succeed Martell or Mirmelli as provided in his employment agreement with Newco) and Mirmelli to the Board of Directors of Newco and as President and Executive Vice President of Newco, respectively, serving as set forth in and subject to the Bylaws adopted in the Action.

     3.3  EMPLOYMENT AGREEMENTS.  At the Closing, each of the Physicians, Frank
          ---------------------
J. Martell, M.D. and Newco shall have entered into individual employment agreements by and between each Physician and Newco and Frank J. Martell, M.D. and Newco, respectively, as the parties thereto, in form and substance acceptable to the respective parties thereto, which agreements shall become effective upon the Newco Effective Time and shall supersede any prior employment agreements of such Physician.

     3.4  CONSULTING AGREEMENTS.  At the Closing, each of the Physicians shall
          ---------------------
have entered into a Consulting Agreement by and between the Physician and AACA as the parties thereto in form and substance acceptable to the Physician and AACA.

     3.5  DEFERRED COMPENSATION SETTLEMENT AGREEMENT AND RELEASE.  BM&M, David
          ------------------------------------------------------
Krayanek, M.D. and Hugo McFarlane, M.D. shall each have entered into the Deferred Compensation Settlement Agreement and Release in the form of Exhibit
                                                                      -------
3.5 hereto.
- ---

     3.6  AUDIT OPINION.  AACA, BM&M and AAI shall have received the
          -------------
unconditional opinion of Arthur Andersen & Company that the financial statements of BM&M and AAI for the year ending February 29, 1996, that such financial statements present fairly, in all material respects, the financial positions of BM&M and AAI, respectively, as of February 29, 1996, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

     3.7  PURCHASE OF TAIL MALPRACTICE INSURANCE COVERAGE.  The Physicians,
          -----------------------------------------------
through BM&M and AAI or otherwise, shall have secured tail malpractice insurance covering all acts and omissions prior to the Effective Time naming AACA and AACAF as additional insureds.

     3.8  LEGAL OPINION.  Gutter, Josepher, Ruffin & Sheehy shall have rendered
          -------------
an opinion to AACA and to Newco, in form and substance satisfactory to Newco (with no opinion expressed with respect to the enforceability of (i) the noncompetition provisions, (ii) provision regarding prohibition of disclosure of confidential information, and (iii) provision regarding prohibition of employees or patients), to the effect that the Individual Employment Agreements and the method of compensation contemplated therein are legal and enforceable under Florida law.

SECTION 4.  MISCELLANEOUS.
            -------------

     4.1  EXPENSES.  All expenses of the preparation of this Agreement and of
          --------
the other agreements and transactions contemplated hereby, including, without limitation, counsel fees, accounting fees, investment advisor's fees and disbursements, shall be borne by the Physicians or, prior to the closing but not after the closing, by BM&M and AAI, respectively, in the case of BM&M or AAI or either of the Physicians, and by AACA in the case of AACA, AACAF, AACA-AAI or VIVRA. The Physicians shall remain liable for all such transaction costs, in the case of BM&M, AAI or the Physicians, incurred but not paid before the Effective Time.

     4.2  NOTICES.  All notices, demands and other communications hereunder
          -------
shall be written and shall be deemed to have been duly given if delivered in person or mailed by Federal Express (or other national air courier service), charges prepaid, to the address set forth below:

     To AACA, AACAF,          Asthma & Allergy CareAmerica, Inc.
     AACA-AAI or VIVRA        Northridge Business Park
                              8601 Dunwoody Place, Suite 440
                              Atlanta, Georgia  30350
                              Attention: Mr. Thomas A. Friar

     with a copy to:          Paul L. Hudson, Jr., Esq.
                              Parker, Hudson, Rainer & Dobbs
                              1500 Marquis Two Tower
                              285 Peachtree Center Avenue, N.E.
                              Atlanta, Georgia  30303

     To BM&M, AAI or the      Frank R. Martell, M.D.
      Physicians:             Philip C. Mirmelli, M.D.
                              201 University Drive, #103
                              Plantation, Florida  33324
     with a copy to:          Marvin C. Gutter, Esq.
                              Gutter, Josepher, Ruffin & Sheehy
                              Trade Centre South, Suite 900
                              100 West Cypress Creek Road
                              Ft. Lauderdale, Florida  33309

or to such other address as AACA or the Physicians may designate by notice each to the other. Notices delivered in person shall be deemed delivered on the date of delivery and notices sent via air courier service, as aforesaid, shall be deemed delivered on the date of delivery as indicated by the records of the courier service. Rejection or other refusal to accept or inability to deliver because of a changed address of which no notice was given shall be deemed to be a receipt of the notice, request or other communication. Any notice, request or other communication required or permitted to be given by any party may be given by such party's legal counsel.

     4.3  ENTIRE AGREEMENT.  This Agreement, the Merger Agreements and the other
          ----------------
agreements, exhibits, schedules and documents delivered pursuant hereto and thereto constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, letters of intent negotiations and discussions, whether written or oral, of the parties, and there are no representations, warranties or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth herein. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.

     4.4  GOVERNING LAW.  The validity and construction of this Agreement shall
          -------------
be governed by the laws of the State of Florida.

     4.5  ARBITRATION.
          -----------

          4.5.1 The parties will attempt through good faith negotiations to resolve their disputes regarding this Agreement. The term "disputes" includes, without limitation, any disagreements between the parties concerning the existence, formation, interpretation and implementation of this Agreement. If the parties are to resolve their disputes by negotiation, either party may commence arbitration by sending a written notice of arbitration to the other party. The notice will state the dispute with particularity.

          4.5.2 There shall be three arbitrators. If the parties fail to select mutually acceptable arbitrators within ten (10) days after the notice of arbitration, a tribunal of arbitrators (one selected by the Physicians, one selected by AACA, and one who shall be appointed by the first two arbitrators), who shall be located in the Ft. Lauderdale, Florida, shall be appointed as soon as possible on the request of either party. If any party fails to select an arbitrator within ten (10) days after demand, such arbitrator shall be appointed by the American Arbitration Association. The fee payable to the arbitrators shall be based upon the then current fee schedule of the American Arbitration Association.

          4.5.3  The parties shall have reasonable rights of discovery.

          4.5.4 Except as set forth in this Section, the tribunal shall conduct the arbitration according to the Commercial Arbitration Rules of the American Arbitration Association. Arbitration shall take place in Ft. Lauderdale, Florida, unless the parties otherwise agree. The tribunal shall base the decision on the express language of this Agreement. Within ten (10) days after the tribunal is appointed, or as soon thereafter as shall be reasonably practicable, the tribunal will conduct a hearing on the dispute. Each party may make written submissions to the tribunal, and each party shall have a reasonable opportunity for rebuttal, but no longer than ten (10) days. As soon as reasonably practicable, but not later than ten (10 ) days after the hearing is completed, the tribunal shall arrive at a final decision, which shall be reduced to writing, signed by the tribunal and mailed to each party and its legal counsel.

          4.5.5 All decisions of the tribunal shall be final, and binding on all parties, and (except as provided below) shall constitute the only method of resolving disputes. Judgment may be entered upon the decision in accordance with applicable law in any court having jurisdiction.

          4.5.6 This arbitration section and all decisions of the tribunal shall be specifically enforceable in a court of law, or in the arbitral tribunal.

          4.5.7 This arbitration section and all decisions of the arbitrator shall be specifically enforceable in a court of law, or in the arbitral tribunal.

     4.6  SECTION HEADINGS.  The Section headings are for reference only and
          ----------------
shall not limit or control the meaning of any provisions of this Agreement.

     4.7  WAIVER.  No delay or omission on the part of any party hereto in
          ------
exercising any right hereunder shall operate as a waiver of such right or any other right under this Agreement.

     4.8  NATURE AND SURVIVAL OF REPRESENTATIONS.  All statements contained in
          --------------------------------------
any certificate delivered by or on behalf of a party to this Agreement in connection with the transactions contemplated hereby shall be deemed to be representations and warranties made by such party hereunder. The covenants, representations and warranties made by a party to another in such party's respective Merger Agreement, this Agreement or pursuant thereto or hereto shall survive the Closing for the applicable period stated in such Merger Agreement.

     4.9  AMENDMENTS.  This Agreement may be amended, but only in writing,
          ----------
signed by the parties hereto.

     4.10      COUNTERPARTS.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall comprise one and the same instrument.

     4.11 ATTORNEYS' FEES.  In the event that a suit, action, arbitration, or
          ---------------
other proceeding of any nature whatsoever, including, without limitation, any proceeding under the U.S. Bankruptcy Code and involving issues peculiar to federal bankruptcy law, any action seeking a declaration of rights or any action for rescission, is instituted to interpret or enforce this Agreement or any provision of this Agreement, each party shall be and remain liable for its attorneys', paralegals', accountants', and other experts' professional fees and all other fees, costs, and expenses actually incurred in connection therewith.

     4.12 RULES OF CONSTRUCTION.  All references herein to the singular shall
          ---------------------
include the plural, and vice versa, and all references herein to the neuter shall include the masculine or feminine, as the case may be, and vice versa. When general words or terms are used herein followed by the word "including" (or another form of the word "include") and words of particular and specific meaning, the general words shall be construed in their widest extent, and shall not be limited to persons or things of the same general kind or class as those specifically mentioned in the words of particular and specific meaning. All parties have participated in the drafting of this Agreement. No provision of this Agreement shall be construed against or interpreted to the disadvantage of a party by reason of such party having or being deemed to have drafted, structured or dictated such provisions.

     4.13 TIME.  Time is of the essence of this Agreement.
          ----

     4.14 DISCLOSURE.  Full disclosure for one section of an agreement may
          ----------
be effected by a specific cross-reference to a disclosure or disclosures in other, related agreements.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                              VIVRA INCORPORATED, a Delaware
                               corporation ("VIVRA")


                              By: ___________________________________

                                 Title: _____________________________


                              ASTHMA & ALLERGY CAREAMERICA, INC., a Delaware corporation


                              By: ___________________________________

                                 Title: _____________________________


                              ASTHMA & ALLERGY CAREAMERICA OF
                               FLORIDA, INC., a Florida
                               corporation


                              By: ___________________________________

                                 Title: _____________________________


                              AACA-AAI ACQUISITION, INC., a Florida corporation



                              By: ___________________________________

                                 Title: _____________________________

                              BRENNAN, MARTELL & MIRMELLI, P.A., a Florida professional association


                              By: ___________________________________

                                 Title: _____________________________


                    [Signatures continued on following page]

                              ALLERGY & ASTHMA INSTITUTE OF SOUTH

                               FLORIDA, P.A., a Florida
                               professional association


                              By: ___________________________________

                                 Title: _____________________________


                              _____________________________________
                              FRANK R. MARTELL, M.D., an individual
                               resident of Florida and fifty
                               percent (50%) shareholder of BM&M
                               and of AAI


                              _____________________________________
                              PHILIP C. MIRMELLI, M.D., an
                               individual resident of Florida and
                               fifty percent (50%) shareholder of
                               BM&M and of AAI

                                   EXHIBIT 3.1
                                   -----------

                             NEWCO MERGER AGREEMENT
                             ----------------------

                                  See Attached

                                 EXHIBIT 3.2(i)
                                 --------------